EXHIBIT 99.1

AGREEMENT
JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree to file jointly the Statement on Schedule 13G (the “Statement”) relating to American Depository Shares, each representing one Common Share, par value $0.001 per share, of Fly Leasing Limited and any further amendments thereto which may be deemed necessary pursuant to Regulation 13D or 13G promulgated under Section 13 of the Securities Exchange Act of 1934, as amended.

It is understood and agreed that a copy of this Agreement shall be attached as an Exhibit to the Statement, filed on behalf of each of the parties hereto.

This Agreement may be executed in multiple counterparts, each of which shall constitute an original, one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of January 9, 2013.

ONEX CORPORATION

By:	/s/ Donald W. Lewtas
	Name:	Donald W. Lewtas
	Title:	Chief Financial Officer

By:	/s/ Christopher A. Govan
	Name:	Christopher A. Govan
	Title:	Managing Director

ONEX PARTNERS III GP LP

By: Onex Partners GP Inc., its General Partner

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	President

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Vice President

ONEX PARTNERS GP INC.

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	President

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Vice President

ONEX US PRINCIPALS LP

By: Onex American Holdings GP LLC, its General Partner

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Director

ONEX PARTNERS III PV LP

By: Onex Partners III GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP ULC, its General Partner

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Managing Director

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Vice President and Secretary

ONEX PARTNERS III SELECT LP

By: Onex Partners III GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP ULC, its General Partner

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Managing Director

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Vice President

ONEX PARTNERS III LP

By: Onex Partners III GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP ULC, its General Partner

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Managing Director

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Vice President and Secretary

NEW PCO INVESTMENTS LTD.

By:	/s/ Christopher A. Govan
	Name:	Christopher A. Govan
	Title:	Vice President

By:	/s/ Lori Shapiro
	Name:	Lori Shapiro
	Title:	Vice President

1597257 ONTARIO INC.

By:	/s/ Lori Shapiro
	Name:	Lori Shapiro
	Title:	Vice President

AMERICAN FARM INVESTMENT CORPORATION

By:	/s/ Lori Shapiro
	Name:	Lori Shapiro
	Title:	Vice President

ONCAN CANADIAN HOLDINGS LTD.

By:	/s/ Lori Shapiro
	Name:	Lori Shapiro
	Title:	Vice President

/s/ Donald Lewtas
Gerald W. Schwartz, by Donald Lewtas, attorney-in-fact